Page 9 of 76 Pages

                                                                       EXHIBIT 1


                                RIGHTS AGREEMENT


                                 by and between


                               THE WET SEAL, INC.


                                       and


                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 as Rights Agent





                                   Dated as of
                                 August 19, 1997

                                                             Page 10 of 76 Pages

                                TABLE OF CONTENTS



Section 1. Certain Definitions................................................1
           -------------------

Section 2. Appointment of Rights Agent........................................7
           ---------------------------

Section 3. Issuance of Right Certificates.....................................7
           ------------------------------

Section 4. Form of Right Certificates.........................................8
           --------------------------

Section 5. Countersignature and Registration..................................9
           ---------------------------------

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates;
           -------------------------------------------------------------------
           Mutilated, Destroyed, Lost or Stolen Right Certificates............9
           -------------------------------------------------------


Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.....10
           -------------------------------------------------------------

Section 8. Cancellation and Destruction of Right Certificates................12
           --------------------------------------------------

Section 9. Reservation and Availability of Shares of Preferred Stock.........13
           ---------------------------------------------------------

Section 10. Preferred Stock Record Date......................................14
            ---------------------------

Section 11. Adjustment of Exercise Price or Number of Shares.................14
            ------------------------------------------------

Section 12. Certification of Adjusted Exercise Price or Number of Shares.....18
            ------------------------------------------------------------

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning
            --------------------------------------------------------------
            Power............................................................19
            -----

Section 14. Fractional Rights and Fractional Shares..........................22
            ---------------------------------------

Section 15. Rights of Action.................................................22
            ----------------

                                                             Page 11 of 76 Pages


Section 16. Agreement of Right Holders.......................................23
            --------------------------

Section 17. Right Certificate Holder Not Deemed a Stockholder................23
            -------------------------------------------------

Section 18. Concerning the Rights Agent......................................23
            ---------------------------

Section 19. Merger or Consolidation of, or Change in Name of, the Rights
            ------------------------------------------------------------
            Agent............................................................24
            -----

Section 20. Duties of Rights Agent...........................................25
            ----------------------

Section 21. Change of Rights Agent...........................................26
            ----------------------

Section 22. Issuance of New Right Certificates...............................27
            ----------------------------------

Section 23. Redemption.......................................................27
            ----------

Section 24. Notice of Proposed Actions.......................................28
            --------------------------

Section 25. Notices..........................................................29
            -------

Section 26. Supplements and Amendments.......................................30
            --------------------------

Section 27. Successors.......................................................30
            ----------

Section 28. Benefits of this Rights Agreement................................30
            ---------------------------------

Section 29. Delaware Contract................................................31
            -----------------

Section 30. Counterparts.....................................................31
            ------------

Section 31. Descriptive Headings.............................................31
            --------------------

Section 32. Severability.....................................................31
            ------------

                                                             Page 12 of 76 Pages


Exhibit A         --        Summary of Rights
Exhibit B         --        Form of Right Certificate
Exhibit C         --        Form of Certificate of Designations

                                                             Page 13 of 76 Pages

                                RIGHTS AGREEMENT


               Agreement, dated as of August 19, 1997, by and between The Wet Seal, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent").


                              W I T N E S S E T H:

               WHEREAS, on August 19, 1997, the Board of Directors of the Company authorized the issuance of, and declared a dividend payable in, one right (a "Class A Right"), for each share of the Company's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), and one right (a "Class B Right", and together with the Class A Rights, the "Rights"), for each share of the Company's Class B Common Stock, par value $0.10 per share ( the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), in each case outstanding as of the close of business on August 29, 1997 (the "Record Date"). Each such Class A Right represents the right to purchase one one-hundredth of a share of Class A Junior Preferred Stock of the Company (the "Class A Preferred Stock"), and each such Class B Right represents the right to purchase one one-hundredth of a share of Class B Junior Preferred Stock of the Company (the "Class B Preferred Stock", and together with the Class A Preferred Stock, the "Preferred Stock"), in each case having the rights and preferences set forth in the form of the Certificate of Designations attached hereto as Exhibit C authorized by the Board of Directors on August 19, 1997, upon the terms and subject to the conditions hereinafter set forth; and

               WHEREAS, the Board of Directors of the Company further authorized the issuance of one Class A Right (subject to adjustment) with respect to each share of Class A Common Stock, and one Class B Right (subject to adjustment) with respect to each share of Class B Common Stock, in each case which may be issued between the Record Date and the earlier to occur of the Expiration Date or the Final Expiration Date (as such terms are hereinafter defined);

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

               Section 1. Certain  Definitions.  For purposes of this Agreement,
                          --------------------
the following terms shall have the meanings indicated:

                    (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 12%

                                                             Page 14 of 76 Pages


               or more of the Voting Stock (as such term is hereinafter defined) of the Company then outstanding; provided, that, an Acquiring Person shall not include (i) an Exempt Person (as such term is hereinafter defined), or (ii) any Person, together with all Affiliates and Associates of such Person, who or which would be an Acquiring Person solely by reason of (A) being the Beneficial Owner of shares of Voting Stock of the Company, the Beneficial Ownership of which was acquired by such Person pursuant to any action or transaction or series of related actions or transactions approved by the Board of Directors before such Person otherwise became an Acquiring Person, or (B) a reduction in the number of issued and outstanding shares of Voting Stock of the Company pursuant to a transaction or a series of related transactions approved by the Board of Directors of the Company; provided, further, that in the event such Person described in this clause (ii) does not become an Acquiring Person by reason of subclause (A) or (B) of this clause (ii), such Person nonetheless becomes an Acquiring Person in the event such Person thereafter acquires Beneficial Ownership of an additional 1% of the Voting Stock of the Company, unless the acquisition of such additional Voting Stock would not result in such Person becoming an Acquiring Person by reason of subclause (A) or (B) of this clause
               (ii). Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith (but only if at the time of such determination by the Board of Directors there are then in office not less than a majority of directors who are Continuing Directors (as such term is hereinafter defined) and such action is approved by a majority of the Continuing Directors then in office) that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Voting Stock so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed an "Acquiring Person" for any purposes of this Rights Agreement.

                    (b) "Affiliate" of a Person shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as in effect on the date of this Rights Agreement.

                    (c) "Associate" of a Person shall mean (i) with respect to a corporation, any officer or director thereof or of any Subsidiary (as such term is hereinafter defined) thereof, or any Beneficial Owner of 10% or more of any class of equity security thereof, (ii) with respect to a partnership, any general partner thereof or any limited partner thereof who is, directly or indirectly, the Beneficial Owner of a 10% ownership interest therein, (iii) with respect to a business trust, any officer or trustee thereof or of any Subsidiary thereof or any Beneficial Owner of 10% or more of any class of beneficial interest therein,
               (iv) with respect to any association other than a corporation, partnership or business trust, any officer or director or other person performing similar functions thereof or of any Subsidiary thereof or any Beneficial Owner of 10% or more of the Common

                                                             Page 15 of 76 Pages



               Stock (as such term is hereinafter  defined) of the  association,
               (v) with respect a trust that is not a business trust or an estate, any trustee, executor or similar fiduciary or any Person who has a 10% or greater interest as a beneficiary in the income from or principal of such trust or estate, (vi) with respect to a natural person, any relative or spouse of such person, or any relative of such spouse, who has the same home as such person, and (vii) any Affiliate of such Person.

                    (d) A Person shall be deemed the "Beneficial Owner" of, or to "Beneficially Own", any securities (and correlative terms shall have correlative meanings):

                         (i)  which  such   Person  or  any  of  such   Person's
                    Affiliates or Associates beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder (or any comparable or successor law or regulation), in each case as in effect on the date hereof; or

                         (ii) which  such   Person  or  any  of  such   Person's
                    Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, other rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own", securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) the right to vote, alone or in concert with others, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own", any securities if the agreement, arrangement or understanding to vote such securities (1) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not at the time reportable by such Person on a Schedule 13D report under the Exchange Act (or any comparable or successor report), other than by reference to a proxy or consent solicitation being conducted by such Person; or

                         (iii)which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except as described in clause (B) of subparagraph (ii) of this paragraph (d)) or disposing of any securities of the Company; provided, however, that for purposes of determining

                                                             Page 16 of 76 Pages



                    Beneficial Ownership of securities under this Rights Agreement, officers and directors of the Company solely by reason of their status as such shall not constitute a group (notwithstanding that they may be Associates of one another or may be deemed to constitute a group for purposes of
                    Section 13(d) of the Exchange Act) and shall not be deemed to own shares owned by another officer or director of the Company. Notwithstanding anything in this paragraph (d) to the contrary, a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," any security beneficially owned by another Person solely by reason of an agreement, arrangement or understanding with such other Person for the purposes of: (x) soliciting the Company's shareholders for the election of director nominees or any other shareholder resolution, the formation of and membership on any committee for the purpose of promoting or opposing any shareholder resolution or for electing a slate of nominees to the Company's Board of Directors, service on such a slate of nominees, or agreement to a slate of director nominees, provided, that such other Person retains the right at any time to withdraw as a nominee or member of any such committee, and to withhold or revoke any vote or proxy for or against any such shareholder resolution or for such slate of nominees; (y) entering into revocable voting agreements or the granting or solicitation of revocable proxies with respect to any of the matters described in the foregoing clause (x); or (z) the sharing of expenses and the indemnification against expenses and liabilities by any such other Person with respect to expenses incurred or conduct occurring during the time such other Person is a nominee or a member of any such committee described in the foregoing clause (x). Further, notwithstanding anything in this paragraph (d) to the contrary, a Person engaged in the business of underwriting securities shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," any
                    securities acquired in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

                    (e) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                    (f) "Close of Business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

                    (g) "Common Stock" when used with reference to the Company shall mean the Class A Common Stock and the Class B Common Stock, collectively. "Common Stock" when used with reference to any Person other than the Company which shall be organized in corporate form shall mean the capital stock or other equity security with the greatest per share voting power of such Person. "Common Stock" when used with reference to any Person other than

                                                             Page 17 of 76 Pages


               the Company which shall not be organized in corporate form shall mean units of beneficial interest which shall represent the right to participate in profits, losses, deductions and credits of such Person and which shall be entitled to exercise the greatest voting power per unit of such Person.

                    (h)  "Continuing  Director"  shall  mean any  member  of the
               Board of Directors, while such person is a member of the Board of Directors, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, and who either (i) was a member of the Board of Directors prior to the time that any Person became an Acquiring Person (other than pursuant to a Qualifying Tender Offer), or (ii) subsequently became a member of the Board of Directors, and whose nomination for election or election to the Board of Directors was recommended or approved by a majority of the Continuing Directors then on the Board of Directors.

               (i)  "Distribution  Date"  shall  have the  meaning  set forth in
               Section 3(b) hereof.

                    (j)  "Exchange  Act"  shall  have the  meaning  set forth in
               Section 1(b) hereof.

                    (k) "Exempt Person" shall mean (i) the Company, any Subsidiary of the Company, or any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan, or (ii) any Original Class B Stockholder (as such term is defined in the Company's restated Certificate of Incorporation, as in effect on the date of this Agreement) or any Permitted Transferee (as such term is defined in the Company's restated Certificate of Incorporation, as in effect on the date of this Agreement) of any such Original Class B Stockholder.

                    (l) "Exercise Price" shall have the meaning set forth in Sections 4 and 7(b) hereof.

                    (m)  "Expiration  Date"  shall have the meaning set forth in
               Section 7(a) hereof.

                    (n) "Fair Market Value" of any property shall mean the fair market value of such property as determined in accordance with
               Section 11(b) hereof.

                    (o) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

                    (p) "Person" shall mean any partnership, limited liability company, business trust, other association, government entity, estate, trust, foundation or natural person.

                                                             Page 18 of 76 Pages

                    (q)  "Principal  Party"  shall have the meaning set forth in
               Section 13(b) hereof.

                    (r) "Qualifying Tender Offer" shall mean a tender or exchange offer for all outstanding shares of Common Stock of the Company approved by a majority of the Board of Directors (provided, that at the time of such approval of the Board of Directors there are then in office not less than a majority of directors who are Continuing Directors and such offer is approved by a majority of the Continuing Directors then in office), after taking into account the potential long-term value of the Company and all other factors that they consider relevant.

                    (s)  "Redemption  Price" shall have the meaning set forth in
               Section 23(a) hereof.

                    (t)  "Right Certificate" shall have the meaning set forth in
               Section 3(d) hereof.

                    (u)  "Stock  Acquisition  Date" shall mean the first date on which there shall be a public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) or such earlier date as a majority of the Continuing Directors shall become aware of the existence of an Acquiring Person.

                    (v) "Subsidiary" of a Person shall mean any corporation or other entity of which securities or other ownership interests having voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person or by any corporation or other entity that is otherwise controlled by such Person.

                    (w)  "Summary of Rights" shall have the meaning set forth in
               Section 3(a) hereof.

                    (x)  "Trading  Day"  shall  have the  meaning  set  forth in
               Section 11(b) hereof.

                    (y) "Transfer Tax" shall mean any tax or charge, including any documentary stamp tax, imposed or collected by any governmental or regulatory authority in respect of any transfer of any security, instrument or right, including Rights, shares of Common Stock and shares of Preferred Stock.

                    (z) "Voting Stock" shall mean (i) the Common Stock of the Company, and (ii) any other shares of capital stock of the Company entitled to vote generally in the election of directors or entitled to vote together with the Common Stock in respect of any merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, dissolution or winding up. For purposes of this Agreement, a stated percentage of the Voting

                                                             Page 19 of 76 Pages


               Stock shall mean a number of shares of the Voting Stock as shall equal in voting power that stated percentage of the total voting power of the then outstanding shares of Voting Stock in the election of a majority of the Board of Directors or in respect of any merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, dissolution or winding up.

               Any determination required to be made by the Board of Directors of the Company for purposes of applying the definitions contained in this
Section 1 shall be made by the Board of Directors in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of the Rights.

               Section 2.     Appointment  of Rights Agent.  The Company  hereby
                              ----------------------------
appoints the Rights Agent to act as agent for the Company and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

               Section 3.     Issuance of Right Certificates.
                              ------------------------------

               (a) On the Record Date (or as soon as practicable thereafter), the Company or the Rights Agent shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit A (the "Summary of Rights"), by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

               (b) Until the close of business on the day which is the earlier of (i) the tenth day after the Stock Acquisition Date, or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or the first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 20% or more of the then outstanding shares of Voting Stock of the Company (irrespective of whether any shares are actually purchased pursuant to any such offer) (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Class A Rights shall be evidenced by the certificates for Class A Common Stock registered in the name of the holders of Class A Common Stock and the Class B Rights shall be evidenced by the certificates for Class B Common Stock registered in the name of the holders of Class B Common Stock, and in each case not by separate Right certificates and the record holders of such certificates for Common Stock shall be the record holders of the Rights represented thereby, and (y) each Right shall be transferable only simultaneously and together with the transfer of a share of Common Stock (subject to adjustment as hereinafter provided). Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration
Date), the surrender for transfer of any certificate for Common Stock shall constitute the surrender for transfer of the Right or Rights associated with the Common Stock evidenced thereby, whether or not accompanied by a copy of the Summary of Rights.

                                                             Page 20 of 76 Pages


               (c) Rights shall be issued in respect of all shares of Common Stock that become outstanding after the Record Date but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date and, in certain circumstances provided in Section 22 hereof, may be issued in respect of shares of Common Stock that become outstanding after the Distribution Date. Certificates for Common Stock (including, without limitation, certificates issued upon original issuance, disposition from the Company's treasury or transfer or exchange of Common Stock) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date, or the Final Expiration Date (or, in certain circumstances as provided in Section 22 hereof, after the Distribution Date) shall have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:

               This certificate also evidences and entitles the holder hereof to the same number of Rights (subject to adjustment) as the number of shares of Common Stock represented by this certificate, such Rights being on the terms provided under the Rights Agreement between The Wet Seal, Inc. and American Stock Transfer & Trust Company (the "Rights Agent"), dated as of August 19, 1997, as it may be amended from time to time (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of The Wet Seal, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. The Wet Seal, Inc. shall mail to the registered holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain
                                                  ---------------
               circumstances  as provided in Section  7(e) of the
               --------------------------------------------------
               Rights Agreement, Rights issued to or Beneficially
               --------------------------------------------------
               Owned by Acquiring  Persons or their Affiliates or
               --------------------------------------------------
               Associates  (as  such  terms  are  defined  in the
               --------------------------------------------------
               Rights Agreement) or any subsequent holder of such
               --------------------------------------------------
               Rights  shall  be  null  and  void  and may not be
               --------------------------------------------------
               transferred to any Person.
               -------------------------

               (d) As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send), by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, a certificate in the form provided by Section 4 hereof (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights shall be evidenced solely by Right Certificates and may be transferred by the transfer of the Right Certificate as permitted hereby, separately and apart from any transfer of one or more shares of Common Stock.

               Section 4.     Form of Right Certificates. The Right Certificates
                              --------------------------
(and the forms of election to purchase shares, certificate and assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B hereto and may have such marks of

                                                             Page 21 of 76 Pages


identification or designation and such legends, summaries or endorsements printed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Common Stock or the Rights may from time to time be listed or as the Company may deem appropriate to conform to usage or otherwise and as are not inconsistent with the provisions of this Rights Agreement. Subject to the provisions of Section 22 hereof, Right Certificates evidencing Rights whenever issued, (i) shall be dated as of the date of issuance of the Rights they represent, and (ii) subject to adjustment from time to time as provided herein, on their face shall entitle the holders thereof to purchase such number of shares (including fractional shares which are integral multiples of one-hundredth of a share) of Class A Preferred Stock or Class B Preferred Stock, as the case may be, as shall be set forth therein at the price payable upon exercise of a Right provided by Section 7(b) hereof as the same may from time to time be adjusted as provided herein (the "Exercise Price").

               Section 5.     Countersignature and Registration.
                              ---------------------------------

               (a) Each Right Certificate shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. Each Right Certificate shall be countersigned by the Rights Agent either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any Right Certificate shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery of the certificate by the Company, such Right Certificate, nevertheless, may be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, on the date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

               (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or one or more offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, and in such other locations as may be required by law, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

               Section 6.     Transfer,  Split Up,  Combination  and Exchange of
                              --------------------------------------------------
Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
---------------------------------------------------------------------------

               (a) Subject to the provisions of Sections 7(e), 7(f) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate may be (i) transferred, or (ii) split up, combined or exchanged for one or more other Right Certificates, entitling the registered

                                                             Page 22 of 76 Pages


                    holder to purchase a like number of shares of Class A Preferred Stock or Class B Preferred Stock as the Right Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for the surrender of Right Certificates with the form of certificate and assignment on the reverse side thereof duly endorsed (or enclosed with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be split up, combined or exchanged at the office of the Rights Agent designated therefor. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any Transfer Tax that may be imposed in connection with any transfer, split up, combination or exchange of any Right Certificates.

               (b) Subject to the provisions of Sections 7(e), 7(f) and 14 hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, or upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall issue and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

               Section 7.     Exercise  of Rights;  Exercise  Price;  Expiration
                              --------------------------------------------------
Date of Rights.
--------------

               (a) The Rights shall not be exercisable until, and shall become exercisable on, the Distribution Date (unless otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Sections 7(e) and 23(a) hereof). Except as otherwise provided herein, the Rights may be exercised, in whole or in part, at any time commencing with the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the principal office of the Rights Agent at 40 Wall Street, 46th Floor, New York, New York, together with payment of the Exercise Price for each Right exercised, subject to adjustment as hereinafter provided, at or prior to the Close of Business on the earlier of (i) August 29, 1997 (the "Final Expiration Date"), or (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (such earlier date being herein referred to as the "Expiration Date").



               (b) The Exercise Price for each one one-hundredth (1/100) of a share of Class A Preferred Stock issued pursuant to the exercise of a Class A Right or for each one one-hundredth (1/100) of a share of Class B Preferred Stock issued pursuant to the exercise of a Class B Right, as the case may be, shall initially be $73.00 (the "Exercise Price"). The Exercise Price and the number of shares of Preferred Stock or other securities to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof. The Exercise Price shall be payable in lawful money of the United States of America, in accordance with paragraph (c) below.

                                                             Page 23 of 76 Pages


               (c)  Except as otherwise provided herein, upon receipt of a Right
Certificate representing exercisable Rights with the form of election to purchase duly executed, accompanied by payment by certified check, cashier's check, bank draft or money order payable to the Company or the Rights Agent of the Exercise Price for the shares to be purchased and an amount equal to any applicable Transfer Tax required to be paid by the holder of the Right Certificate in accordance with Section 9(e) hereof, the Rights Agent shall thereupon promptly (i) requisition from any transfer agent of the Class A Preferred Stock or Class B Preferred Stock, as appropriate, one or more certificates representing the number of shares of Class A Preferred Stock or Class B Preferred Stock to be so purchased, and the Company hereby authorizes and directs such transfer agent to comply with all such requests, (ii) as provided in Section 14(b) hereof, at the election of the Company, cause depositary receipts to be issued in lieu of fractional shares of Preferred Stock, (iii) if the election provided for in the immediately preceding clause
(ii) has not been made, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14(b) hereof, (iv) after receipt of such Preferred Stock certificates and, if applicable, depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (v) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate; provided, however, that in the case of a purchase of securities, other than Preferred Stock, pursuant to Section 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding in such case to that referred to in the foregoing clauses (i) through (v) of this Section 7(c). Notwithstanding the foregoing provisions of this Section 7(c), the Company may suspend the issuance of shares of Preferred Stock upon exercise of a Right for a reasonable period, not in excess of 90 days, during which the Company seeks to register under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable securities law of any other jurisdiction, the shares of Preferred Stock to be issued pursuant to the Rights; provided, however, that nothing contained in this Section 7(c) shall relieve the Company of its obligations under Section 9(c) hereof.

               (d) In case the record holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or his assign, subject to the provisions of Section 14(b) hereof.

               (e) Notwithstanding any provision of this Rights Agreement to the contrary, from and after the time (the "invalidation time") when any Person

                                                             Page 24 of 76 Pages


first becomes an Acquiring Person, other than pursuant to a Qualifying Tender Offer, any Rights that are beneficially owned by (x) such Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (y) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after the invalidation time, or (z) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the invalidation time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights, or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 7(e), and subsequent transferees of such Persons referred to in clause (y) and (z) above, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) shall be canceled.

               (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a record holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such record holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

               Section 8.     Cancellation     and    Destruction    of    Right
                              --------------------------------------------------
Certificates.  All Right  Certificates  surrendered for the purpose of exercise,
------------
transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.


               Section 9.     Reservation   and   Availability   of   Shares  of
                              --------------------------------------------------
Preferred Stock.
---------------

               (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Class A Preferred Stock and Class B Preferred Stock or out of authorized and issued shares of Class A Preferred Stock and Class B Preferred Stock held in its treasury, such number of shares of Class A Preferred Stock and Class B Preferred Stock as will from time to time be sufficient to permit the exercise in full of all outstanding Class A Rights and Class B Rights.

                                                             Page 25 of 76 Pages


               (b) The Company shall use its best efforts to cause, from and after such time as the Class A Rights and Class B Rights become exercisable, all shares of Class A Preferred Stock and Class B Preferred Stock issued or reserved for issuance in accordance with this Rights Agreement to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Class A Common Stock or the Class B Common Stock, as the case may be, is listed or, if the principal market for the Class A Common Stock or the Class B Common Stock, as the case may be, is not on any national securities exchange, to be eligible for quotation in The Nasdaq Stock Market or any successor thereto or other comparable quotation system.

               (c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price in respect thereof), be duly and validly authorized and issued and fully paid and non-assessable shares.

               (d) The Company shall use its best efforts to (i) file, as soon as practicable following the occurrence of the event described in Section 11(a)(ii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act, with respect to the shares of Class A Preferred Stock and Class B Preferred Stock purchasable upon exercise of the Class A Rights or the Class B Rights, as the case may be, on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for Preferred Stock, and
(b) the date of the expiration of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety days, the issuance of shares of Preferred Stock upon exercise of a Right in order to prepare and file a registration statement under the Securities Act and permit it to become effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

               (e) The Company covenants and agrees that it will pay when due and payable any and all federal and state Transfer Taxes which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock issued or delivered upon the exercise of Rights. The Company shall not, however, be required to pay any Transfer Tax which may be payable in respect of any transfer or delivery of a Right Certificate to a Person other than, or the issuance or delivery of certificates for Preferred Stock upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Preferred Stock to a Person other than such registered holder until any such Transfer Tax shall have been paid (any such Transfer Tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such Transfer Tax is due.

                                                             Page 26 of 76 Pages



               Section 10.    Preferred  Stock Record Date. Each Person in whose
                              ----------------------------
name any certificate for shares of Class A Preferred Stock or Class B Preferred Stock is issued upon the exercise of Class A Rights or Class B Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock represented thereby on, and such certificate shall be dated as of, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable Transfer Taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Class A Preferred Stock or Class B Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated as of, the next succeeding Business Day on which the relevant transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

               Section 11.    Adjustment of Exercise  Price or Number of Shares.
                              -------------------------------------------------
The Exercise Price and the number of shares of Preferred Stock which may be purchased upon exercise of a Right are subject to adjustment from time to time as provided in this Section 11.

                    (a)(i) In the event the Company  shall at any time after the date of this Rights Agreement (A) declare or pay any dividend on Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (B) subdivide or split the outstanding shares of Class A Common Stock or Class B Common Stock into a greater number of shares, or (C) combine or consolidate the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Class A Common Stock or Class B Common Stock, then and in each such event the number of shares of Class A Preferred Stock or Class B Preferred Stock issuable upon the exercise of a Class A Right or Class B Right after the record date for such event (if one shall have been established or, if not, after the date of such event) shall be the number of shares of Class A Preferred Stock or Class B Preferred Stock issuable immediately prior to such event multiplied by a fraction the numerator of which is the number of Class A Rights or Class B Rights outstanding immediately prior to such event and the denominator of which is the number of Class A Rights or Class B Rights outstanding immediately after such event and the Exercise Price after such event shall be the Exercise Price in effect immediately prior to such event multiplied by such fraction. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.


                    (ii) In the  event  that any  Person  (other  than an Exempt
               Person), alone or together with its Affiliates and Associates, shall become an Acquiring Person, except pursuant to a Qualifying

                                                             Page 27 of 76 Pages



               Tender Offer, then, subject to the last sentence of Section 23(a) hereof and except as otherwise provided in this Section 11, each holder of a Class A Right or Class B Right, except as provided in
               Section 7(e) hereof, shall thereafter have the right to receive upon exercise of such Class A Right or Class B Right in accordance with the terms of this Rights Agreement and payment of the Exercise Price, the greater of (1) the number of one one-hundredths of a share of Class A Preferred Stock or Class B Preferred Stock for which such Right was exercisable immediately prior to the first occurrence of the event described in this
               Section 11(a)(ii), or (2) such number of one one-hundredths of a share of Class A Preferred Stock or Class B Preferred Stock, based on the per share Fair Market Value of such Preferred Stock (determined pursuant to Section 11(b) hereof) on the date of such first occurrence, having a value equal to twice the Exercise Price; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

                    (iii)In the event that the Company  does not have  available sufficient authorized but unissued Preferred Stock to permit the adjustments required pursuant to the foregoing subparagraph (i) or the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize and reserve for issuance such number of additional shares of Class A Preferred Stock or Class B Preferred Stock as may from time to time be required to be issued upon the exercise in full of all Class A Rights or Class B Rights from time to time outstanding and, if necessary, shall use its best efforts to obtain stockholder approval thereof. In lieu of issuing shares of Preferred Stock in accordance with the foregoing subparagraphs (i) and (ii), the Company may, if the Board of Directors determines (but only if at the time of such determination by the Board of Directors there are then in office not less than a majority of directors who are Continuing Directors and such action is approved by a majority of the Continuing Directors then in office) that such action is necessary or appropriate and not contrary to the interests of holders of Class A Rights or Class B Rights, elect to issue or pay, upon the exercise of such Rights, cash, property, shares of Preferred Stock or Common Stock, or any combination thereof, having an aggregate Fair Market Value equal to the Fair Market Value of the shares of Class A Preferred Stock or Class B Preferred Stock which otherwise would have been issuable pursuant to Section 11(a)(ii) hereof, which Fair Market Value shall be determined by an investment banking firm selected by the Board of Directors (but only if at the time of such selection there are then in office not less than a majority of directors who are Continuing Directors and such selection is approved by a majority of the Continuing Directors then in office). For purposes of the preceding sentence, the Fair Market Value of the Class A Preferred Stock or Class B Preferred Stock shall be as determined pursuant to Section 11(b) hereof. Subject to Section 23 hereof, any such election by the Board of Directors of the Company must be made and publicly announced within thirty (30) days after the date on which the event described in Section 11(a)(ii) hereof occurs.

                                                             Page 28 of 76 Pages


                    (b) For the purpose of this Rights Agreement, the "Fair Market Value" of any share of Class A Preferred Stock or Class B Preferred Stock, Class A Common Stock or Class B Common Stock or any other stock or any Class A Right or Class B Right or other security or any other property on any date shall be determined as provided in this Section 11(b). In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Fair Market Value per share of any share of Class A Common Stock or Class B Common Stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on such stock payable in shares of Class A Common Stock or Class B Common Stock or securities convertible into shares of Class A Common Stock or Class B Common Stock, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Company to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the high bid and low asked prices) in the over-the-counter market, as reported by The Nasdaq Stock Market or such other system then in use; or, if no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day. If a security is not publicly held or not so listed

                                                             Page 29 of 76 Pages


               or traded, "Fair Market Value" shall mean the fair value per share of stock or per other unit of such other security, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors of the Company, or, if no such investment banking firm is, in the good faith judgment of the Board of Directors, available to make such determination, in good faith by the Board of Directors of the Company; provided, however, that for purposes of making the adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Class A Preferred Stock or Class B Preferred Stock shall not be less than 100% of the product of the Fair Market Value of a share of Class A Common Stock or Class B Common Stock, as the case may be, multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Class A Preferred Stock or Class B Preferred Stock (as such terms are defined in the Certificate of Designations relating to the Preferred Stock) and shall not exceed 105% of the product of the then Fair Market Value of a share of Class A Common Stock or Class B Common Stock, as the case may be, multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Class A Preferred Stock or Class B Preferred Stock. In the case of property other than securities, the "Fair Market Value" thereof shall be determined in good faith by the Board of Directors of the Company based upon such appraisals or valuation reports of such independent experts as the Board of Directors of the Company shall in good faith determine to be appropriate in accordance with good business practices and the interests of the holders of Rights. Any such determination of Fair Market Value shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent.

                    (c) All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a share, as the case may be.

                    (d)  Irrespective   of  any  adjustment  or  change  in  the
               Exercise Price or the number of shares of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price and the number of shares to be issued upon exercise of the Rights as in the initial Right Certificates issued hereunder but, nevertheless, shall represent the Rights as so adjusted.

                    (e) Before taking any action that would cause an adjustment reducing the purchase price per whole share of Class A Preferred Stock or Class B Preferred Stock upon exercise of the Class A Rights or Class B Rights below the then par value, if any, of the shares of Class A Preferred Stock or Class B Preferred Stock, the Company shall use its best efforts to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Preferred Stock at such adjusted purchase price per share.

                    (f) Anything in this Section 11 to the contrary notwithstanding, in the event of any reclassification of stock of the Company or any recapitalization, reorganization or partial liquidation of the Company or similar transaction, the Company shall be entitled to make such further adjustments in the number of shares of Class A Preferred Stock or Class B Preferred Stock which may be acquired upon exercise of the Class A Rights or Class B Rights, and such adjustments in the Exercise Price therefor, in addition to those adjustments expressly required by

                                                             Page 30 of 76 Pages


               the other paragraphs of this Section 11, as the Board of Directors of the Company shall determine to be necessary or appropriate in order for the holders of such Rights in such event to be treated equitably and in accordance with the purpose and intent of this Rights Agreement or in order that any such event shall not, but for such adjustment, in the opinion of counsel to the Company, result in the stockholders of the Company being subject to any United States federal income tax liability by reason thereof.

                    (g) In the event the Company shall at any time after the Record Date make any distribution on the shares of Class A Common Stock or Class B Common Stock of the Company, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Company or otherwise, in cash or any debt security, debt instrument, real or personal property or any other property (other than any shares of Class A Common Stock or Class B Common Stock or other capital stock of the Company and other than any right or warrant to acquire any such shares, including any debt security convertible into or exchangeable for any such share, at less than the Fair Market Value of such shares) and the amount of such cash dividend or the Fair Market Value of such debt security, debt instrument or property exceeds 150% of the aggregate amount of the cash dividends declared or paid on the Class A Common Stock or Class B Common Stock of the Company in the 15-month period immediately preceding such distribution, then and in each such event, unless such distribution is part of or is made in connection with a transaction to which Section 11(a)(ii) or Section 13 hereof applies, the Exercise Price shall be reduced by an amount equal to the cash or the Fair Market Value of such distribution, as the case may be, per share of Class A Common Stock or Class B Common Stock. For purposes hereof, the Fair Market Value of any property distributed to the holders of shares of Class A Common Stock or Class B Common Stock of the Company shall be the Fair Market Value of such property as determined by an independent investment banking firm experienced in the valuation of securities or the other property so distributed, as the case may be, selected in good faith by the Board of Directors of the Company, or, if no such investment banking firm is in the good faith judgment of the Board of Directors available to make such determination, in good faith by the Board of Directors of the Company, whose determination shall be final and binding on the Company, the Rights Agent and the holders of Rights.

               Section 12.    Certification of Adjusted Exercise Price or Number
                              --------------------------------------------------
of Shares. Whenever an adjustment is made as provided in Section 11, 13 or 23(c)
---------
hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts giving rise to such adjustment,
(b) promptly file with the Rights Agent and with each transfer agent for the Class Preferred Stock or Class B Preferred Stock a copy of such certificate, and
(c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11, 13 or 23(c) of this Rights Agreement shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any

                                                             Page 31 of 76 Pages



such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

               Section 13.    Consolidation,  Merger  or  Sale  or  Transfer  of
                              --------------------------------------------------
Assets or Earning Power.
-----------------------

               (a) Except for any transaction approved by the Board of Directors (but only if at the time of such approval by the Board of Directors there are then in office not less than a majority of directors who are Continuing Directors and such action is approved by a majority of the Continuing Directors then in office), in the event that, at any time on or after the Distribution Date, (x) the Company shall, directly or indirectly, consolidate with, or merge with and into, any other Person or Persons (other than an Exempt Person) and the Company shall not be the surviving or continuing corporation of such consolidation or merger or the Company shall divide into two or more corporations and the Company shall not survive the division, or (y) any Person or Persons (other than an Exempt Person) shall, directly or indirectly, consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Class A Common Stock or Class B Common Stock shall be changed into or

                                                             Page 32 of 76 Pages


exchanged for stock or other securities of any other Person (other than an Exempt Person) or of the Company or cash or any other property, or (z) the Company or one or more of its Subsidiaries shall, directly or indirectly, sell or otherwise transfer to any other Person or any Affiliate or Associate of such Person, in one or more transactions, or the Company or one or more of its Subsidiaries shall sell or otherwise transfer to any Persons in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event, proper provision shall be made so that (i) each holder of record of a Class A Right or Class B Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof and payment of the Exercise Price in accordance with the terms of this Rights Agreement, such number of shares of validly issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as defined herein), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall, based on the Fair Market Value of the Common Stock of the Principal Party on the date of the Consummation of such consolidation, merger, sale or transfer, equal twice the Exercise Price; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement; (iii) the term "Company" for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with the provisions of
Section 9 hereof applicable to the reservation of Preferred Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Class A Rights or Class B Rights; provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all of the assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of such Class A Right or Class B Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had it, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property, and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the occurrence of any event described in clause (x), (y) or (z) above of this Section 13(a).

                  (b)      "Principal Party" shall mean

                    (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are changed or otherwise exchanged or converted in such merger, consolidation or

                                                             Page 33 of 76 Pages


other fundamental transaction, or, if there is more than one such issuer, the issuer of the Common Stock of which has the greatest market value or (B) if no securities are so issued, (x) the Person that is the other party to the merger, consolidation or other fundamental transaction and that survives such merger, consolidation or other fundamental transaction, or, if there is more than one such Person, the Person the Common Stock of which has the greatest market value or (y) if the Person that is the other party to the merger, consolidation or other fundamental transaction does not survive the merger, consolidation or other fundamental transaction, the Person that does survive the merger, consolidation or other fundamental transaction (including the Company if it survives); and

                    (ii) in the case of any transaction described in clause (z) of the first sentence in Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Stock having the greatest market value of shares outstanding; provided, however, that in any such case, if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest market value of shares outstanding.

               (c) The Company shall not consummate any consolidation, merger, other fundamental transaction or sale or transfer of assets or earning power referred to in Section 13(a) unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit exercise in full of all Rights in accordance with this Section 13 and unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the Principal Party shall, upon consummation of such consolidation, merger, other fundamental transaction or sale or transfer of assets or earning power, assume this Rights Agreement in accordance with Section 13(a) hereof and that all rights of first refusal or preemptive rights in respect of the issuance of shares of Common Stock of the Principal Party upon exercise of outstanding Rights have been waived and that such transaction shall not result in a default by the Principal Party under this Rights Agreement, and further providing that, as soon as practicable after the date of any consolidation, merger, other fundamental transaction or sale or transfer of assets or earning power referred to in Section 13(a) hereof, the Principal Party will:

                    (i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use

                                                             Page 34 of 76 Pages


               its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

                    (ii) use its best  efforts to list (or  continue the listing
               of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on The Nasdaq Stock Market; and

                    (iii)deliver to holders of the Rights  historical  financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

               In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall, subject to the provisions of Section 7(e) hereof, thereafter be exercisable in the manner described in Section 13(a) hereof.

               (d) In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Fair Market Value per share (determined pursuant to Section 11(b) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Fair Market Value (other than to holders of Rights pursuant to this Section 13) or (ii) providing for any special tax or similar payment in connection with the issuance to any holder of a Right of Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

               Section 14.    Fractional Rights and Fractional Shares.
                              ---------------------------------------

               (a) The Company shall not be required to issue fractions of Class A Rights or Class B Rights or to distribute Right Certificates which evidence fractional Class A Rights or Class B Rights (i.e., Rights to acquire less than one one-hundredth of a share of Preferred Stock), unless such fractional Rights result from a transaction referred to in Section 11(a)(i) hereof. If the Company shall determine not to issue such fractional Rights, then, in lieu of such fractional Rights, there shall be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Class A Right or Class B Right, as appropriate.

                                                             Page 35 of 76 Pages


               (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one-hundredth of a share) upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than fractions which are integral multiples of one-hundredth of a share). In lieu of issuing fractions of shares of Preferred Stock, the Company may, at its election, issue depositary receipts evidencing fractions of shares pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all of the rights, privileges and preferences to which they would be entitled as owners of the Preferred Stock. With respect to fractional shares that are not integral multiples of one-hundredth of a share, if the Company does not issue such fractional shares or depositary receipts in lieu thereof, there shall be paid to the holders of record of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of a share of Class A Preferred Stock or Class B Preferred Stock, as appropriate.

               (c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or any fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share) upon exercise of a Right.

               Section 15.    Rights of Action.  All rights of action in respect
                              ----------------
of this Rights Agreement, except the rights of action given to the Rights Agent in Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of record of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Rights Agreement.

               Section 16.    Agreement  of  Right  Holders.  Each  holder  of a
                              -----------------------------
Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                    (a) prior to the Distribution Date, the Rights shall be evidenced by the certificates for Common Stock registered in the name of the holders of Common Stock (together, as applicable, with the Summary of Rights), which certificates for Common Stock shall also constitute certificates for Rights, and not by separate Right Certificates, and each Right shall be transferable only simultaneously and together with the transfer of shares of Common Stock;

                                                             Page 36 of 76 Pages


                    (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

                    (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

               Section 17.    Right Certificate Holder Not Deemed a Stockholder.
                              -------------------------------------------------
No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Preferred Stock or any other securities which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

               Section 18.    Concerning the Rights Agent.
                              ---------------------------

               (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reason-able expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the cost and expenses of defending against any claim of liability relating to the Rights or this Rights Agreement.

               (b)  The Rights Agent shall be protected against, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

                                                             Page 37 of 76 Pages

               (c) Anything in this Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.


               Section 19.    Merger or Consolidation  of, or Change in Name of,
                              --------------------------------------------------
the Rights Agent.
----------------

                    (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

                    (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

               Section 20.    Duties  of  Rights   Agent.   The   Rights   Agent
                              --------------------------
undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates by their acceptance thereof shall be bound:

               (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and

                                                             Page 38 of 76 Pages

established by a certificate signed by the Chairman of the Board, the President or any Vice President and by the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

               (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Preferred Stock will, when issued, be validly authorized and issued, fully paid and non-assessable.

               (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of the Rights Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President or any Vice President or the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

               (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                                                             Page 39 of 76 Pages


                    (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

               Section 21.    Change of Rights  Agent.  The Rights  Agent or any
                              -----------------------
successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Class A Common Stock and Class B Common Stock and the Class A Preferred Stock and Class B Preferred Stock by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Class A Common Stock and Class B Common Stock and the Class A Preferred Stock and Class B Preferred Stock by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of any state thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination in the conduct of its corporate trust or stock transfer business by federal or state authorities and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $5,000,000, or (b) an Affiliate controlled by a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Class A Common Stock and Class B Common Stock and Class A Preferred Stock and Class B Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Notwithstanding the foregoing provisions, in

                                                             Page 40 of 76 Pages

the event of resignation, removal or incapacity of the Rights Agent, the Company shall have the authority to act as the Rights Agent until a successor Rights Agent shall have assumed the duties of the Rights Agent hereunder.

               Section 22. Issuance of New Right  Certificates.  Notwithstanding
                           -----------------------------------
any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement.

               Section 23. Redemption.
                           ----------

               (a) The Company may, at its option, but only by the vote of a majority of the Board of Directors then in office, redeem all but not less than all of the then outstanding Rights, at any time prior to the Close of Business on the earlier of (i) the tenth day following the Stock Acquisition Date (subject to extension by the Company as provided in Section 26 hereof), or (ii) the Final Expiration Date, at a redemption price of $0.01 per Right, subject to adjustments as provided in subsection (c) below (the "Redemption Price"); provided, however, that from and after the time that any Person shall become an Acquiring Person (other than pursuant to a Qualifying Tender Offer), the Company may redeem the Rights only if at the time of the action of the Board of Directors there are then in office not less than a majority of directors who are Continuing Directors and such redemption is approved by a majority of the Continuing Directors then in office. Notwithstanding anything contained in this Rights Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) hereof prior to the expiration of the Company's right of redemption hereunder.


               (b) Without any further action and without any notice, the right to exercise the Rights will terminate effective at the effective time of the action of the Board of Directors ordering the redemption of the Rights and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 days after the effective time of the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Class A Common Stock and Class B Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made. At the option of the Board of Directors, the Redemption Price may be paid in cash to each Rights holder or by the issuance of shares (and, at the Company's election, cash or depositary receipts in lieu of fractions of shares other than fractions which are integral multiples of one one-hundredth (1/100) of a share of Preferred Stock) of Class A Preferred Stock or Class B Preferred Stock, as appropriate, or Class A Common Stock or Class B Common Stock, as appropriate, in each case having a Fair Market Value equal to such cash payment.

               (c) In the event the Company shall at any time after the date of this Rights Agreement (A) pay any dividend on Class A Common Stock or Class B Common Stock in shares of Class A Common Stock or Class B Common Stock, (B) subdivide or split the outstanding shares of Class A Common Stock or Class B

                                                             Page 41 of 76 Pages

Common Stock into a greater number of shares, or (C) combine or consolidate the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Class A Common Stock or Class B Common Stock, then, and in each such event, the Redemption Price shall be adjusted so that the Redemption Price after such event shall equal the Redemption Price immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Class A Common Stock or Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock or Class B Common Stock outstanding immediately prior to such event; provided, however, that in each case such adjustment to the Redemption Price shall be made only if the amount of the Redemption Price shall be reduced or increased by at least $0.01 per Right.

               Section 24.    Notice of Proposed Actions.
                              --------------------------

               (a) In case the Company, after the Distribution Date, shall propose (i) to effect any of the transactions referred to in Section 11(a)(i) or 11(g) hereof, (ii) to offer to the holders of record of any class of its Common Stock options, warrants, or other rights to subscribe for or to purchase shares of any class of its Common Stock (including any security convertible into or exchangeable for Common Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its Preferred Stock or Common Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation or merger with or into, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of record of a Right Certificate, in accordance with Section 25 hereof, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred to in Section 11(a)(i) hereof or such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of Common Stock or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of Common Stock or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

               (b) In case any of the transactions referred to in Section 11(a)(i), 11(g) or 13 of this Rights Agreement are proposed, then, in any such case, the Company shall give to each holder of Rights, in accordance with
Section 25 hereof, notice of the proposal of such transaction at least 10 days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(i), 11(g) or 13 hereof, as the case may be, and, upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

                                                             Page 42 of 76 Pages


               Section 25.    Notices.  Notices  or demands  authorized  by this
                              -------
Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                           The Wet Seal, Inc.
                           64 Fairbanks
                           Irvine, California  92718
                           Attention:  Mr. Edmond Thomas, President

                           With a copy to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, New York  10022
                           Attention:  Alan Siegel, Esq.

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                           American Stock Transfer & Trust Company
                           40 Wall Street, 46th Floor
                           New York, New York  10005
                           Attention:  Herb Lemmer

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

               Section 26.    Supplements  and  Amendments.  For as  long as the
                              ----------------------------
Rights are then  redeemable  and except as provided in the last sentence of this
Section 26, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights. At any time when the Rights are not then redeemable and except as provided in the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Right Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or (iii) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, provided that no such supplement or amendment pursuant to this clause
(iii) shall  materially  adversely  affect the  interest of the holders of Right

                                                             Page 43 of 76 Pages

Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. This Agreement may be amended or supplemented at any time with the approval of a majority of the registered holders of the Right Certificates (and, prior to the Distribution Date, the Class A Common Stock and Class B Common Stock). Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price or the Final Expiration Date and supplements or amendments may be made after the time that any Person becomes an Acquiring Person (other than pursuant to a Qualifying Tender Offer) only if at the time of the action of the Board of Directors approving such supplement or amendment there are then in office not less than a majority of directors who are Continuing Directors and such supplement or amendment is approved by a majority of the Continuing Directors then in office.

               Section 27.    Successors. All of the covenants and provisions of
                              ----------
this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               Section 28.    Benefits of this Rights Agreement. Nothing in this
                              ---------------------------------
Rights Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of Common Stock in their capacity as holders of the Rights) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the holders of Common Stock in their capacity as holders of the Rights).

               Section 29.    Delaware Contract.  This Rights Agreement and each
                              -----------------
Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed and enforced in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

               Section 30.    Counterparts.   This  Rights   Agreement   may  be
                              ------------
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               Section 31.    Descriptive Headings.  Descriptive headings of the
                              --------------------
several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

               Section 32.    Severability.  If any term, provision, covenant or
                              ------------
restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                                                             Page 44 of 76 Pages



               IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed, all as of the day and year first above written.


                                        THE WET SEAL, INC.



Attest:   __________________________    By:       _____________________________
                  (SEAL)                Name:     _____________________________
                                        Title:    _____________________________



                                        AMERICAN STOCK TRANSFER &
                                             TRUST COMPANY


Attest:   __________________________    By:       _____________________________
                  (SEAL)                Name:     _____________________________
                                        Title:    _____________________________

                                                             Page 45 of 76 Pages

                                                                       EXHIBIT A



                 UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE
                 RIGHTS AGREEMENT (AS REFERRED TO BELOW), RIGHTS
                  ISSUED TO OR BENEFICIALLY OWNED BY ACQUIRING
               PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH
                TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY
               SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BE NULL AND
                 VOID AND MAY NOT BE TRANSFERRED TO ANY PERSON.

                               THE WET SEAL, INC.

                          SUMMARY OF RIGHTS TO PURCHASE
                         CLASS A JUNIOR PREFERRED STOCK
                                       AND
                         CLASS B JUNIOR PREFERRED STOCK


               On August 19, 1997, the Board of Directors of The Wet Seal, Inc. (the "Company"), declared a dividend distribution of one Preferred Stock Purchase Right (a "Class A Right"), for each outstanding share of the Company's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), and one Preferred Stock Purchase Right (a "Class B Right", and together with the Class A Rights, the "Rights"), for each outstanding share of the Company's Class B Common Stock, par value $0.10 per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"). The distribution is payable as of August 29, 1997 to shareholders of record on that date. Each Class A Right entitles the registered holder to purchase from the Company one one-hundredth (1/100) of a share of preferred stock of the Company, designated as Class A Junior Preferred Stock (the "Class A Preferred Stock"), and each Class B Right entitles the registered holder to purchase from the Company one one-hundredth (1/100) of a share of preferred stock of the Company, designated as Class B Junior Preferred Stock (the "Class B Preferred Stock", and together with the Class A Preferred Stock, the "Preferred Stock"), in each case at a price of $73.00 per one one-hundredth (1/100) of a share ("Exercise Price"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

               AS DISCUSSED BELOW, INITIALLY THE RIGHTS WILL NOT BE EXERCISABLE, CERTIFICATES WILL NOT BE SENT TO STOCKHOLDERS AND THE RIGHTS WILL AUTOMATICALLY TRADE WITH THE COMMON STOCK.

               The Rights, unless earlier redeemed by the Board of Directors, become exercisable upon the close of business on the day (the "Distribution Date"), which is the earlier of (i) the tenth day following a public announcement that a person or group of affiliated or associated persons, with certain exceptions set forth below, has acquired beneficial ownership of 12% or more of the outstanding voting stock of the Company (an "Acquiring Person"), and
(ii) the tenth  business  day (or such  later date as may be  determined  by the

                                                             Page 46 of 76 Pages

Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the date of the commencement or announcement of a person's or group's intention to commence a tender or exchange offer the consummation of which would result in the ownership of 20% or more of the Company's outstanding voting stock (even if no shares are actually purchased pursuant to such offer); prior thereto, the Rights would not be exercisable, would not be represented by a separate certificate, and would not be transferable apart from the Company's Common Stock, but will instead be evidenced, with respect to any of the Common Stock certificates outstanding as of August 29, 1997, by such Common Stock certificate. An Acquiring Person does not include (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan or employee stock plan of the Company or of any subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan, (D) any Original Class B Stockholder (as such term is defined in the Company's restated Certificate of Incorporation, as in effect on the date of the Rights Agreement) or any Permitted Transferee (as such term is defined in the Company's restated Certificate of Incorporation, as in effect on the date of the Rights Agreement) of any such Original Class B Stockholder, or (E) any person or group whose ownership of 12% or more of the shares of voting stock of the Company then outstanding results solely from (i) any action or transaction or transactions approved by the Board of Directors before such person or group became an Acquiring Person, or (ii) a reduction in the number of issued and outstanding shares of voting stock of the Company pursuant to a transaction or transactions approved by the Board of Directors (provided that any person or group that does not become an Acquiring Person by reason of clause (i) or (ii) above shall become an Acquiring Person upon acquisition of an additional 1% or more of the Company's voting stock unless such acquisition of additional voting stock will not result in such person or group becoming an Acquiring Person by reason of such clause (i) or (ii)).

               Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after August 29, 1997, will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Common Stock certificates outstanding as of August 29, 1997, with or without a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate certificates alone will evidence the Rights from and after the Distribution Date.

               The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on August 29, 2007, unless earlier redeemed by the Company as described below.

               The Preferred Stock is nonredeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred stock, subordinate to any other series of the Company's preferred stock. The Preferred Stock may not be issued except upon exercise of Rights. The holders of each share of Class A Preferred Stock or Class B Preferred Stock will be

                                                             Page 47 of 76 Pages


entitled to receive when, as and if declared, a quarterly dividend in an amount equal to the greater of $1.00 per share or 100 times the cash dividends declared on the Company's Class A Common Stock or Class B Common Stock, as appropriate. In addition, the Class A Preferred Stock or Class B Preferred Stock is entitled to 100 times any non-cash dividends (other than dividends payable in equity securities or certain rights or warrants) declared on the Class A Common Stock or Class B Common Stock, in like kind, as appropriate. In the event of the liquidation of the Company, the holders of Class A Preferred Stock or Class B Preferred Stock will be entitled to receive, for each share of Class A Preferred Stock or Class B Preferred Stock, a payment in an amount equal to the greater of $73.00 per one one-hundredth share of Class A Preferred Stock or Class B Preferred Stock or 100 times the payment made per share of Class A Common Stock or Class B Common Stock, as appropriate. Each share of Class A Preferred Stock will have 100 votes and each share of Class B Preferred Stock will have 1,000 votes, in each case voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Class A Common Stock or Class B Common Stock is exchanged, each share of Class A Preferred Stock or Class B Preferred Stock will be entitled to receive 100 times the amount received per share of Class A Common Stock or Class B Common Stock, as appropriate. The rights of Preferred Stock as to dividends, liquidation and voting are protected by anti-dilution provisions.

               The number of shares of Preferred Stock issuable upon exercise of the Rights is subject to certain adjustments from time to time in the event of a stock dividend on, or a subdivision or combination of, the Common Stock. The Exercise Price for the Rights is subject to adjustment in the event of extraordinary distributions of cash or other property to holders of Common Stock.

               Unless the Rights are earlier redeemed or the transaction is approved by the Board of Directors and the Continuing Directors (as defined in the Rights Agreement), if the Company at any time after the Distribution Date were to be acquired in a merger or other business combination (in which any shares of Class A Common Stock or Class B Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) were to be sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision will be made so that each holder of record of a Right will from and after such date have the right to receive, upon payment of the Exercise Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Exercise Price. In addition, unless the Rights are earlier redeemed, in the event that a person or group becomes the beneficial owner of 12% or more of the Company's voting stock (other than pursuant to a tender or exchange offer (a "Qualifying Tender Offer") for all outstanding shares of Class A Common Stock and Class B Common Stock that is approved by the Board of Directors, after taking into account the long-term value of the Company and all other factors they consider relevant in the circumstances), the Rights Agreement provides that proper provisions will be made so that each holder of record of a Right, other than the Acquiring Person (whose Rights will thereupon become null and void), will thereafter have the right to receive, upon payment of the Exercise Price, that number of shares of the Preferred Stock having a market value at the time of the transaction equal to two times the Exercise Price (such market value to be determined with reference to the market value of the Company's Class A Common Stock and Class B Common Stock as provided in the Rights Agreement).

                                                             Page 48 of 76 Pages


               Fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share) may, at the election of the Company, be evidenced by depositary receipts. The Company may also issue cash in lieu of fractional shares which are not integral multiples of one one-hundredth of a share.

               At any time on or prior to the close of business on the earlier of (i) the tenth day after the time that a person has become an Acquiring Person (or such later date as a majority of the Board of Directors and, if applicable, a majority of the Continuing Directors may determine) or (ii) August 29, 2007, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment (the "Redemption Price"). The Rights may be redeemed after the time that any Person has become an Acquiring Person only if approved by a majority of the Continuing Directors. Immediately upon the effective time of the action of the Board of Directors of the Company authorizing redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

               For as long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price or date of expiration of the Rights, amend the Rights in any manner, including an amendment to extend the time period in which the Rights may be redeemed. At any time when the Rights are not then redeemable, the Company may amend the Rights in any manner that does not materially adversely affect the interests of holders of the Rights as such. Amendments to the Rights Agreement from and after the time that any Person becomes an Acquiring Person requires the approval of a majority of the Continuing Directors (as provided in the Rights Agreement).

               Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

               A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated August 25, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement which is incorporated in this summary description herein by reference.

                                                             Page 49 of 76 Pages

                                                                       EXHIBIT B



                           [Form of Right Certificate]


Certificate No. R-_________ [Class A][Class B] Rights

               NOT EXERCISABLE AFTER AUGUST 29, 1997, OR EARLIER IF REDEEMED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY AND UNDER CERTAIN OTHER CIRCUMSTANCES, AT $0.01 PER RIGHT (SUBJECT TO ADJUSTMENT), ON THE TERMS SET FORTH OR REFERRED TO IN THE RIGHTS AGREEMENT. UNDER CERTAIN
                                                  ---------------
               CIRCUMSTANCES  AS PROVIDED IN THE RIGHTS AGREEMENT
               --------------------------------------------------
               (AS  REFERRED  TO  BELOW),  RIGHTS  ISSUED  TO  OR
               --------------------------------------------------
               BENEFICIALLY  OWNED BY ACQUIRING  PERSONS OR THEIR
               --------------------------------------------------
               AFFILIATES  OR  ASSOCIATES   (AS  SUCH  TERMS  ARE
               --------------------------------------------------
               DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT
               --------------------------------------------------
               HOLDER OF SUCH  RIGHTS  SHALL BE NULL AND VOID AND
               --------------------------------------------------
               MAY NOT BE TRANSFERRED TO ANY PERSON.
               ------------------------------------



                                RIGHT CERTIFICATE

                               THE WET SEAL, INC.


               This certifies that ______________, or registered assigns, is the registered owner of the number of [Class A][Class B] Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of August 19, 1997 (the "Rights Agreement") between The Wet Seal, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York time) on August 29, 1997, at the office of the Rights Agent designated in the Rights Agreement for such purpose, or its successor as Rights Agent, in New York, New York, one one-hundredth (1/100) of a fully paid nonassessable share of [Class A][Class B] Junior Preferred Stock (the "Preferred Stock") of the Company at a purchase price of $73.00, as the same may from time to time be adjusted in accordance with the Rights Agreement (the "Exercise Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase attached hereto duly executed.

               As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and

                                                             Page 50 of 76 Pages

adjustment upon the happening of certain events and, upon the happening of certain events, securities other than shares of Preferred Stock, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided in the Rights Agreement.

               This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of Right Certificates. Copies of the Rights Agreement are on file at the principal executive office of the Company.

               This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated in the Rights Agreement for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder of record to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

               Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option or under certain other circumstances at a redemption price of $0.01 per Right.

               No fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth (1/100) of a share) are required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof the Company may cause depository receipts to be issued and/or a cash payment may be made, as provided in the Rights Agreement.

               No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

               This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.



               WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _____________, _____.

                                                             Page 51 of 76 Pages



ATTEST:                                     THE WET SEAL, INC.




---------------------------------           By:
[Secretary or Assistant                           -----------------------------
  Secretary]                                      Name:
                                                  Title:

Countersigned:

AMERICAN STOCK TRANSFER
 & TRUST COMPANY




By:
     ----------------------------
     Name:
     Title:

                                                             Page 52 of 76 Pages


                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificates.)


               FOR VALUE RECEIVED
                                  ---------------------------------------------

hereby sells, assigns and transfers unto
                                         --------------------------------------

-------------------------------------------------------------------------------

                  (Please print name and address of transferee)

-------------------------------------------------------------------------------
Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
                                                                    -----------
Attorney to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.




Dated: ________________.



                                                  _____________________________
                                                  Signature



Signature Guaranteed:

                                                             Page 53 of 76 Pages



                                   Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:


          (1) this Right  Certificate [ ] is [ ] is not being sold,  assigned or transferred by or on behalf of a Person who is or was an Acquiring  Person or an

Associate  or an  Affiliate  thereof  (as such  terms are  defined in the Rights

Agreement); and

          (2) after due inquiry and to the best knowledge of the undersigned, it

[ ] did [ ] did not acquire the Rights evidenced by this Right  Certificate from any  Person  who is,  was or  subsequently  became  an  Acquiring  Person  or an

Affiliate  or  Associate  thereof  (as such  terms  are  defined  in the  Rights

Agreement).


Dated: ____________                                    ________________________
                                                       Signature



                                     NOTICE
                                     ------

          The  signature  to  the  foregoing  Assignment  and  Certificate  must correspond  to the name as written  upon the face of this Right  Certificate  in every particular, without alteration or enlargement or any change whatsoever.

                                                             Page 54 of 76 Pages


                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                  (To be executed if registered holder desires
                       to exercise the Right Certificate.)


TO THE WET SEAL, INC.:

         The undersigned hereby irrevocably elects to exercise _________________

Rights represented by this Right Certificate to purchase the shares of Preferred

Stock  issuable upon the exercise of such Rights and requests that  certificates for such share(s) be issued in the following name:

Please insert social security
or other identifying number:____________________________________________________

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________


          If such number of Rights shall not be all the Rights evidenced by this

Right  Certificate,  a new Right  Certificate for the balance  remaining of such

Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:____________________________________________________

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________


Dated: _____________.

                                                  ______________________________
                                                  Signature
                                                  (Signature must conform in all
                                                  respects to name of holder as
                                                  specified on the fact of this
                                                  Right Certificate)

Signature Guaranteed:

                                                             Page 55 of 76 Pages

                                                                       EXHIBIT C


                                     FORM OF
                           CERTIFICATE OF DESIGNATIONS
                                       OF
                         CLASS A JUNIOR PREFERRED STOCK
                                       AND
                         CLASS B JUNIOR PREFERRED STOCK
                                       OF
                               THE WET SEAL, INC.

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law




     I, Kathy Bronstein, Vice Chairman and Chief Executive Officer of The Wet Seal, Inc., a corporation organized and existing under the Delaware General Corporation Law (the "Company"), in accordance with the provisions of Section 151 of such law, DO HEREBY CERTIFY that at a meeting of the Board of Directors on August 19, 1997, at which meeting a quorum was present, that the following resolutions were adopted:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of Article IV of the Company's restated Certificate of Incorporation, as amended, a series of Preferred Stock of the Company be, and hereby is, created, and the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, be, and hereby are, as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Class A Junior Preferred Stock" (the "Class A Preferred Stock") and the number of shares constituting such series initially shall be 800,000. Notwithstanding the foregoing, however, if more than a total of 800,000 shares of Class A Preferred Stock shall be issuable upon the exercise of Class A Rights (the "Class A Rights") issued pursuant to the Rights Agreement, dated as of August 19, 1997, between the Company and American Stock Transfer & Trust Company, as Rights Agent (as such agreement may be amended from time to time, the "Rights Agreement"), the Board of Directors of the Company shall direct by resolution or resolutions that the total number of shares of Class A Preferred Stock authorized to be issued be increased (to the extent that the Certificate of Incorporation, as amended, then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Class A Rights.

     Section 2. Dividends and Distributions.

     (A) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Class A Preferred Stock shall be entitled to receive, when,

                                                             Page 56 of 76 Pages


as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends declared or paid on the Company's Class A Common Stock, $0.10 par value per share (the "Common Stock"), and (ii) a preferential cash dividend (the "Preferential Dividends"), if any, in preference to the holders of Common Stock, on the first day of March, June, September and December of each year (each a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Class A Preferred Stock, payable in an amount (except in the case of the first Quarterly Dividend Payment if the date of the first issuance of Class A Preferred Stock is a date other than a Quarterly Dividend Payment Date, in which case such payment shall be a prorated amount of such amount) equal to $1.00 per share of Class A Preferred Stock less the per share amount of all cash dividends declared on the Class A Preferred Stock pursuant to clause (i) of this sentence since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Class A Preferred Stock. In the event the Company shall, at any time after the issuance of any share or fraction of a share of Class A Preferred Stock, make any distribution on the shares of Common Stock of the Company, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Company or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to the immediately preceding sentence, a distribution of shares of Common Stock or other capital stock of the Company or a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share, at a price less than the Fair Market Value (as hereinafter defined) of such share), then, and in each such event, the Company shall simultaneously pay on each then outstanding share of Class A Preferred Stock of the Company a distribution, in like kind, of 100 times such distribution paid on a share of Common Stock (subject to the provisions for adjustment hereinafter set forth). The dividends and distributions on the Class A Preferred Stock to which holders thereof are entitled pursuant to clause (i) of the first sentence of this paragraph and pursuant to the second sentence of this paragraph are hereinafter referred to as "Dividends" and the multiple of such cash and non-cash dividends on the Common Stock applicable to the determination of the Dividends, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple". In the event the Company shall at any time after August 29, 1997, declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of Dividends which holders of shares of Class A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Company shall declare each Dividend at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Dividend is required to be paid. No cash or non-cash dividend or




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                                                             Page 57 of 76 Pages

distribution on the Common Stock in respect of which a Dividend is required to be paid shall be paid or set aside for payment on the Common Stock unless a Dividend in respect of such dividend or distribution on the Common Stock shall be simultaneously paid, or set aside for payment, on the Class A Preferred Stock.

     (C) Preferential Dividends shall begin to accrue on outstanding shares of Class A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of any shares of Class A Preferred Stock. Accrued but unpaid Preferential Dividends shall cumulate but shall not bear interest. Preferential Dividends paid on the shares of Class A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     Section 3. Voting Rights. The holders of shares of Class A Preferred Stock shall have the following voting rights:

     (A) Subject to the provisions for adjustment hereinafter set forth, each share of Class A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the holders of the Common Stock. The number of votes which a holder of Class A Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple". In the event the Company shall at any time after August 29, 1997, declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Class A Preferred Stock shall be entitled after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, in the Company's restated Certificate of Incorporation or By-laws, in each case as the same may be amended, the holders of shares of Class A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

     (C) In the event that the Preferential Dividends accrued on the Class A Preferred Stock for four or more quarterly dividend periods, whether consecutive or not, shall not have been declared and paid or irrevocably set aside for payment, the holders of record of Preferred Stock of the Company of all series (including the Class A Preferred Stock), other than any series in respect of which such right is expressly withheld by the authorizing resolutions therefor, shall have the right, at the next meeting of stockholders called for the election of directors, to elect two members to the Board of Directors, which directors shall be in addition to the number required by the By-laws, as amended, prior to such event, to serve until the next Annual Meeting and until their successors are elected and qualified or their earlier resignation, removal or incapacity or until such earlier time as all accrued and unpaid Preferential Dividends upon the outstanding shares of Class A Preferred Stock shall have been paid (or irrevocably set aside for payment) in full. The holders of shares of




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                                                             Page 58 of 76 Pages

Class A Preferred Stock shall continue to have the right to elect directors as provided by the immediately preceding sentence until all accrued and unpaid Preferential Dividends upon the outstanding shares of Class A Preferred Stock shall have been paid (or set aside for payment) in full. Such directors may be removed and replaced by such stockholders, and vacancies in such directorships may be filled only by such stockholders (or by the remaining director elected by such stockholders, if there be one) in the manner permitted by law; provided, however, that any such action by stockholders shall be taken at a meeting of stockholders and shall not be taken by written consent thereto.

     (D) Except as otherwise required by the Company's restated Certificate of Incorporation or By-laws or set forth herein, in each case as the same may be amended, holders of Class A Preferred Stock shall have no other special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

     Section 4. Certain Restrictions.

     (A) Whenever Preferential Dividends or Dividends are in arrears or the Company shall be in default of payment thereof, thereafter and until all accrued and unpaid Preferential Dividends and Dividends, whether or not declared, on shares of Class A Preferred Stock outstanding shall have been paid or set irrevocably aside for payment in full, and in addition to any and all other rights which any holder of shares of Class A Preferred Stock may have in such circumstances, the Company shall not

     (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class A Preferred Stock;

     (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity as to dividends with the Class A Preferred Stock, unless dividends are paid ratably on the Class A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled if the full dividends accrued thereon were to be paid;

     (iii) except as permitted by subparagraph (iv) of this paragraph 4(A), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (both as to dividends and upon liquidation, dissolution or winding up) to the Class A Preferred Stock; or

     (iv) purchase or otherwise acquire for consideration any shares of Class A Preferred Stock, or any shares of stock ranking on a parity with the Class A Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except in accordance with a purchase offer made to all holders of such shares upon such terms as the Board of Directors, after consideration of




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                                                             Page 59 of 76 Pages

the respective annual dividend rates and other relative rights and preferences of the respective classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Company shall not permit any Subsidiary (as hereinafter defined) of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this
Section 4, purchase or otherwise acquire such shares at such time and in such manner. A "Subsidiary" of the Company shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors of such corporation or other entity or other persons performing similar functions are beneficially owned, directly or indirectly, by the Company or by any corporation or other entity that is otherwise controlled by the Company.

     (C) The Company shall not issue any shares of Class A Preferred Stock except upon exercise of Rights issued pursuant to the Rights Agreement, a copy of which is on file with the Secretary of the Company at its principal executive office and shall be made available to stockholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict the Company from issuing for any purpose any series of Preferred Stock with rights and privileges similar to, different from, or greater than, those of the Class A Preferred Stock.

     Section 5. Reacquired Shares. Any shares of Class A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares upon their retirement and cancellation shall become authorized but unissued shares of Preferred Stock, without designation as to series, and such shares may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class A Preferred Stock unless the holders of shares of Class A Preferred Stock shall have received for each share of Class A Preferred Stock, subject to adjustment as hereinafter provided, (A) $73.00 per one one-hundredth of a share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or, (B) if greater than the amount specified in clause (i)(A) of this sentence, an amount equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, as the same may be adjusted as hereinafter provided, and (ii) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Class A Preferred Stock, unless simultaneously therewith distributions are made ratably on the Class A Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Class A Preferred Stock are entitled under clause (i)(A) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Class A Preferred Stock may be entitled upon liquidation, dissolution or winding up of the Company pursuant to clause (i)(B) of the foregoing sentence is hereinafter referred to as the "Participating Liquidation Amount" and the multiple of the

                                                            Page 60 of 76 Pages

amount to be distributed to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the Company applicable pursuant to said clause to the determination of the Participating Liquidation Amount, as said multiple may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Liquidation Multiple". In the event the Company shall at any time after August 29, 1997, declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, in each such case, the Liquidation Multiple thereafter applicable to the determination of the Participating Liquidation Amount to which holders of Class A Preferred Stock shall be entitled after such event shall be the Liquidation Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Certain Reclassifications and Other Events.

     (A) In the event that holders of shares of Common Stock of the Company receive after August 29, 1997, in respect of their shares of Common Stock, any share of capital stock of the Company (other than any share of Common Stock of the Company), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise (a "Transaction"), then, and in each such event, the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Company of the shares of Class A Preferred Stock shall be adjusted so that after such event the holders of Class A Preferred Stock shall be entitled, in respect of each share of Class A Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such Transaction multiplied by the additional dividends which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such Transaction multiplied by the additional voting rights which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, and (iii) such additional distributions upon liquidation, dissolution or winding up of the Company as equal the Liquidation Multiple in effect immediately prior to such Transaction multiplied by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Company by virtue of the receipt in the Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.

     (B) In the event that holders of shares of Common Stock of the Company receive after August 29, 1997, in respect of their shares of Common Stock, any right or warrant to purchase Common Stock (including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for Common Stock) at a purchase price per share less than the Fair Market Value of a share of Common Stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Company of the shares of Class A Preferred Stock shall each be adjusted so that after such event the Dividend Multiple, the Vote Multiple and the Liquidation Multiple shall each be the

                                                             Page 61 of 76 Pages

product  of the  Dividend  Multiple,  the  Vote  Multiple  and  the  Liquidation
Multiple, as the case may be, in effect immediately prior to such event multiplied by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock which could be acquired upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased, at the Fair Market Value of the Common Stock at the time of such issuance, by the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

     (C) In the event that holders of shares of Common Stock of the Company receive after August 29, 1997, in respect of their shares of Common Stock, any right or warrant to purchase capital stock of the Company (other than shares of Common Stock), including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for capital stock of the Company (other than Common Stock), at a purchase price per share less than the Fair Market Value of such shares of capital stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon liquidation, dissolution or winding up of the Company of the shares of Class A Preferred Stock shall each be adjusted so that after such event each holder of a share of Class A Preferred Stock shall be entitled, in respect of each share of Class A Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such event, to receive (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such event multiplied, first, by the additional dividends to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction (as hereinafter defined), and (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such event multiplied, first, by the additional voting rights to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction, and (iii) such additional distributions upon liquidation, dissolution or winding up of the Company as equal the Liquidation Multiple in effect immediately prior to such event multiplied, first, by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Company upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction. For purposes of this paragraph, the "Discount Fraction" shall be a fraction the numerator of which shall be the difference between the Fair Market Value of a share of the capital stock subject to a right or warrant distributed to holders of shares of Common Stock of the Company as contemplated by this paragraph immediately after the distribution thereof and the purchase price per share for such share of capital stock pursuant to such right or warrant and the denominator of which shall be the Fair Market Value of a share of such capital stock immediately after the distribution of such right or warrant.

     (D) For purposes of this Certificate of Designations, the "Fair Market Value" of a share of capital stock of the Company (including a share of Common Stock) on any date shall be deemed to be the average of the daily closing price per share thereof over the 30 consecutive Trading Days (as such term is

                                                             Page 62 of 76 Pages

hereinafter defined) immediately prior to such date; provided, however, that, in the event that such Fair Market Value of any such share of capital stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on stock payable in shares of such stock or securities convertible into shares of such stock, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Company to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case, no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq National Market System or such other system then in use, or if on any such date the shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares are listed or admitted to trading is open for the transaction of business or, if the shares are not listed or admitted to trading on any national securities exchange, on which the New York Stock Exchange or such other national securities exchange as may be selected by the Board of Directors of the Company is open. If the shares are not publicly held or not so listed or traded on any day within the period of 30 Trading Days applicable to the determination of Fair Market Value thereof as aforesaid, "Fair Market Value" shall mean the fair market value thereof per share as determined in good faith by the Board of Directors of the Company. In either case referred to in the foregoing sentence, the determination of Fair Market Value shall be described in a statement filed with the Secretary of the Company.

     Section 8. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each outstanding share of Class A Preferred Stock shall at the same time be similarly exchanged for or changed into the aggregate amount of stock, securities, cash and/or other property (payable in like kind), as the case may be, for which or into which each share of Common Stock is changed or exchanged multiplied by the highest of the Vote Multiple, the Dividend Multiple or the Liquidation Multiple in effect immediately prior to such event.

     Section 9. Effective Time of Adjustments.

     (A) Adjustments to the Class A Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

     (B) The Company shall give prompt written notice to each holder of a share of Class A Preferred Stock of the effect of any adjustment to the voting rights, dividend rights or rights upon liquidation, dissolution or winding up of the

                                                             Page 63 of 76 Pages

Company of such shares required by the provisions hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

     Section 10. No Redemption. The shares of Class A Preferred Stock shall not be redeemable at the option of the Company or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Company may acquire shares of Class A Preferred Stock in any other manner permitted by law, and the provisions hereof and the Certificate of Incorporation of the Company, in each case as the same may be amended.

     Section 11. Ranking. Unless otherwise provided in a Certificate of Designations relating to a subsequent series of preferred stock of the Company, the Class A Preferred Stock shall rank junior to all other series of the Company's preferred stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and senior to the Common Stock.

     Section 12. Amendment. The provisions hereof and the restated Certificate of Incorporation, as amended, of the Company shall not be amended in any manner which would adversely affect the rights, privileges or powers of the Class A Preferred Stock without, in addition to any other vote of stockholders required by law, the affirmative vote of the holders of two-thirds or more of the outstanding shares of Class A Preferred Stock, voting together as a single class.

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of Article IV of the Company's restated Certificate of Incorporation, as amended, another series of Preferred Stock of the Company be, and hereby is, created, and the powers, designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, be, and hereby are, as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Class B Junior Preferred Stock" (the "Class B Preferred Stock") and the number of shares constituting such series initially shall be 200,000. Notwithstanding the foregoing, however, if more than a total of 200,000 shares of Class B Preferred Stock shall be issuable upon the exercise of Class B Rights (the "Class B Rights") issued pursuant to the Rights Agreement, dated as of August 19, 1997, between the Company and American Stock Transfer & Trust Company, as Rights Agent (as such agreement may be amended from time to time, the "Rights Agreement"), the Board of Directors of the Company shall direct by resolution or resolutions that the total number of shares of Class B Preferred Stock authorized to be issued be increased (to the extent that the Certificate of Incorporation, as amended, then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Class B Rights.

     Section 2. Dividends and Distributions.

     (A) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Class B Preferred Stock shall be entitled to receive, when,

                                                             Page 64 of 76 Pages

as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends declared or paid on the Company's Class B Common Stock, $0.10 par value per share (the "Common Stock"), and (ii) a preferential cash dividend (the "Preferential Dividends"), if any, in preference to the holders of Common Stock, on the first day of March, June, September and December of each year (each a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Class B Preferred Stock, payable in an amount (except in the case of the first Quarterly Dividend Payment if the date of the first issuance of Class B Preferred Stock is a date other than a Quarterly Dividend Payment Date, in which case such payment shall be a prorated amount of such amount) equal to $1.00 per share of Class B Preferred Stock less the per share amount of all cash dividends declared on the Class B Preferred Stock pursuant to clause (i) of this sentence since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Class B Preferred Stock. In the event the Company shall, at any time after the issuance of any share or fraction of a share of Class B Preferred Stock, make any distribution on the shares of Common Stock of the Company, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Company or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to the immediately preceding sentence, a distribution of shares of Common Stock or other capital stock of the Company or a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share, at a price less than the Fair Market Value (as hereinafter defined) of such share), then, and in each such event, the Company shall simultaneously pay on each then outstanding share of Class B Preferred Stock of the Company a distribution, in like kind, of 100 times such distribution paid on a share of Common Stock (subject to the provisions for adjustment hereinafter set forth). The dividends and distributions on the Class B Preferred Stock to which holders thereof are entitled pursuant to clause (i) of the first sentence of this paragraph and pursuant to the second sentence of this paragraph are hereinafter referred to as "Dividends" and the multiple of such cash and non-cash dividends on the Common Stock applicable to the determination of the Dividends, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple". In the event the Company shall at any time after August 29, 1997, declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of Dividends which holders of shares of Class B Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Company shall declare each Dividend at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Dividend is required to be paid. No cash or non-cash dividend or

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                                                             Page 65 of 76 Pages

distribution on the Common Stock in respect of which a Dividend is required to be paid shall be paid or set aside for payment on the Common Stock unless a Dividend in respect of such dividend or distribution on the Common Stock shall be simultaneously paid, or set aside for payment, on the Class B Preferred Stock.

     (C) Preferential Dividends shall begin to accrue on outstanding shares of Class B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of any shares of Class B Preferred Stock. Accrued but unpaid Preferential Dividends shall cumulate but shall not bear interest. Preferential Dividends paid on the shares of Class B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     Section 3. Voting Rights. The holders of shares of Class B Preferred Stock shall have the following voting rights:

     (A) Subject to the provisions for adjustment hereinafter set forth, each share of Class B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the holders of the Common Stock. The number of votes which a holder of Class B Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple". In the event the Company shall at any time after August 29, 1997, declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Class B Preferred Stock shall be entitled after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, in the Company's restated Certificate of Incorporation or By-laws, in each case as the same may be amended, the holders of shares of Class B Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

     (C) In the event that the Preferential Dividends accrued on the Class B Preferred Stock for four or more quarterly dividend periods, whether consecutive or not, shall not have been declared and paid or irrevocably set aside for payment, the holders of record of Preferred Stock of the Company of all series (including the Class B Preferred Stock), other than any series in respect of which such right is expressly withheld by the authorizing resolutions therefor, shall have the right, at the next meeting of stockholders called for the election of directors, to elect two members to the Board of Directors, which directors shall be in addition to the number required by the By-laws, as amended, prior to such event, to serve until the next Annual Meeting and until their successors are elected and qualified or their earlier resignation, removal or incapacity or until such earlier time as all accrued and unpaid Preferential Dividends upon the outstanding shares of Class B Preferred Stock shall have been paid (or irrevocably set aside for payment) in full. The holders of shares of




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
                                                             Page 66 of 76 Pages

Class B Preferred Stock shall continue to have the right to elect directors as provided by the immediately preceding sentence until all accrued and unpaid Preferential Dividends upon the outstanding shares of Class B Preferred Stock shall have been paid (or set aside for payment) in full. Such directors may be removed and replaced by such stockholders, and vacancies in such directorships may be filled only by such stockholders (or by the remaining director elected by such stockholders, if there be one) in the manner permitted by law; provided, however, that any such action by stockholders shall be taken at a meeting of stockholders and shall not be taken by written consent thereto.

     (D) Except as otherwise required by the Company's restated Certificate of Incorporation or By-laws or set forth herein, in each case as the same may be amended, holders of Class B Preferred Stock shall have no other special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

     Section 4. Certain Restrictions.

     (A) Whenever Preferential Dividends or Dividends are in arrears or the Company shall be in default of payment thereof, thereafter and until all accrued and unpaid Preferential Dividends and Dividends, whether or not declared, on shares of Class B Preferred Stock outstanding shall have been paid or set irrevocably aside for payment in full, and in addition to any and all other rights which any holder of shares of Class B Preferred Stock may have in such circumstances, the Company shall not

     (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class B Preferred Stock;

     (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity as to dividends with the Class B Preferred Stock, unless dividends are paid ratably on the Class B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled if the full dividends accrued thereon were to be paid;

     (iii) except as permitted by subparagraph (iv) of this paragraph 4(A), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class B Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (both as to dividends and upon liquidation, dissolution or winding up) to the Class B Preferred Stock; or

     (iv) purchase or otherwise acquire for consideration any shares of Class B Preferred Stock, or any shares of stock ranking on a parity with the Class B Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except in accordance with a purchase offer made to all holders of such shares upon such terms as the Board of Directors, after consideration of




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
                                                             Page 67 of 76 Pages

the respective annual dividend rates and other relative rights and preferences of the respective classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Company shall not permit any Subsidiary (as hereinafter defined) of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this
Section 4, purchase or otherwise acquire such shares at such time and in such manner. A "Subsidiary" of the Company shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors of such corporation or other entity or other persons performing similar functions are beneficially owned, directly or indirectly, by the Company or by any corporation or other entity that is otherwise controlled by the Company.

     (C) The Company shall not issue any shares of Class B Preferred Stock except upon exercise of Rights issued pursuant to the Rights Agreement, a copy of which is on file with the Secretary of the Company at its principal executive office and shall be made available to stockholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict the Company from issuing for any purpose any series of Preferred Stock with rights and privileges similar to, different from, or greater than, those of the Class B Preferred Stock.

     Section 5. Reacquired Shares. Any shares of Class B Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares upon their retirement and cancellation shall become authorized but unissued shares of Preferred Stock, without designation as to series, and such shares may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class B Preferred Stock unless the holders of shares of Class B Preferred Stock shall have received for each share of Class B Preferred Stock, subject to adjustment as hereinafter provided, (A) $73.00 per one one-hundredth of a share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or, (B) if greater than the amount specified in clause (i)(A) of this sentence, an amount equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, as the same may be adjusted as hereinafter provided, and (ii) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Class B Preferred Stock, unless simultaneously therewith distributions are made ratably on the Class B Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Class B Preferred Stock are entitled under clause (i)(A) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Class B Preferred Stock may be entitled upon liquidation, dissolution or winding up of the Company pursuant to clause (i)(B) of the foregoing sentence is hereinafter referred to as the "Participating Liquidation Amount" and the multiple of the

                                                             Page 68 of 76 Pages

amount to be distributed to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the Company applicable pursuant to said clause to the determination of the Participating Liquidation Amount, as said multiple may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Liquidation Multiple". In the event the Company shall at any time after August 29, 1997, declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, in each such case, the Liquidation Multiple thereafter applicable to the determination of the Participating Liquidation Amount to which holders of Class B Preferred Stock shall be entitled after such event shall be the Liquidation Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Certain Reclassifications and Other Events.

     (A) In the event that holders of shares of Common Stock of the Company receive after August 29, 1997, in respect of their shares of Common Stock, any share of capital stock of the Company (other than any share of Common Stock of the Company), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise (a "Transaction"), then, and in each such event, the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Company of the shares of Class B Preferred Stock shall be adjusted so that after such event the holders of Class B Preferred Stock shall be entitled, in respect of each share of Class B Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such Transaction multiplied by the additional dividends which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such Transaction multiplied by the additional voting rights which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, and (iii) such additional distributions upon liquidation, dissolution or winding up of the Company as equal the Liquidation Multiple in effect immediately prior to such Transaction multiplied by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Company by virtue of the receipt in the Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.

     (B) In the event that holders of shares of Common Stock of the Company receive after August 29, 1997, in respect of their shares of Common Stock, any right or warrant to purchase Common Stock (including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for Common Stock) at a purchase price per share less than the Fair Market Value of a share of Common Stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Company of the shares of Class B Preferred Stock shall each be adjusted so that after such event the Dividend Multiple, the Vote Multiple and the Liquidation Multiple shall each be the

                                                             Page 69 of 76 Pages

product  of the  Dividend  Multiple,  the  Vote  Multiple  and  the  Liquidation
Multiple, as the case may be, in effect immediately prior to such event multiplied by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock which could be acquired upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased, at the Fair Market Value of the Common Stock at the time of such issuance, by the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

     (C) In the event that holders of shares of Common Stock of the Company receive after August 29, 1997, in respect of their shares of Common Stock, any right or warrant to purchase capital stock of the Company (other than shares of Common Stock), including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for capital stock of the Company (other than Common Stock), at a purchase price per share less than the Fair Market Value of such shares of capital stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon liquidation, dissolution or winding up of the Company of the shares of Class B Preferred Stock shall each be adjusted so that after such event each holder of a share of Class B Preferred Stock shall be entitled, in respect of each share of Class B Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such event, to receive (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such event multiplied, first, by the additional dividends to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction (as hereinafter defined), and (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such event multiplied, first, by the additional voting rights to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction, and (iii) such additional distributions upon liquidation, dissolution or winding up of the Company as equal the Liquidation Multiple in effect immediately prior to such event multiplied, first, by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Company upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction. For purposes of this paragraph, the "Discount Fraction" shall be a fraction the numerator of which shall be the difference between the Fair Market Value of a share of the capital stock subject to a right or warrant distributed to holders of shares of Common Stock of the Company as contemplated by this paragraph immediately after the distribution thereof and the purchase price per share for such share of capital stock pursuant to such right or warrant and the denominator of which shall be the Fair Market Value of a share of such capital stock immediately after the distribution of such right or warrant.

     (D) For purposes of this Certificate of Designations, the "Fair Market Value" of a share of capital stock of the Company (including a share of Common Stock) on any date shall be deemed to be the average of the daily closing price per share thereof over the 30 consecutive Trading Days (as such term is

                                                             Page 70 of 76 Pages

hereinafter defined) immediately prior to such date; provided, however, that, in the event that such Fair Market Value of any such share of capital stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on stock payable in shares of such stock or securities convertible into shares of such stock, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Company to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case, no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq National Market System or such other system then in use, or if on any such date the shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares are listed or admitted to trading is open for the transaction of business or, if the shares are not listed or admitted to trading on any national securities exchange, on which the New York Stock Exchange or such other national securities exchange as may be selected by the Board of Directors of the Company is open. If the shares are not publicly held or not so listed or traded on any day within the period of 30 Trading Days applicable to the determination of Fair Market Value thereof as aforesaid, "Fair Market Value" shall mean the fair market value thereof per share as determined in good faith by the Board of Directors of the Company. In either case referred to in the foregoing sentence, the determination of Fair Market Value shall be described in a statement filed with the Secretary of the Company.

     Section 8. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each outstanding share of Class B Preferred Stock shall at the same time be similarly exchanged for or changed into the aggregate amount of stock, securities, cash and/or other property (payable in like kind), as the case may be, for which or into which each share of Common Stock is changed or exchanged multiplied by the highest of the Vote Multiple, the Dividend Multiple or the Liquidation Multiple in effect immediately prior to such event.

     Section 9. Effective Time of Adjustments.

     (A) Adjustments to the Class B Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

     (B) The Company shall give prompt written notice to each holder of a share of Class B Preferred Stock of the effect of any adjustment to the voting rights, dividend rights or rights upon liquidation, dissolution or winding up of the

                                                             Page 71 of 76 Pages

Company of such shares required by the provisions hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

     Section 10. No Redemption. The shares of Class B Preferred Stock shall not be redeemable at the option of the Company or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Company may acquire shares of Class B Preferred Stock in any other manner permitted by law, and the provisions hereof and the Certificate of Incorporation of the Company, in each case as the same may be amended.

     Section 11. Ranking. Unless otherwise provided in a Certificate of Designations relating to a subsequent series of preferred stock of the Company, the Class B Preferred Stock shall rank junior to all other series of the Company's preferred stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and senior to the Common Stock.

     Section 12. Amendment. The provisions hereof and the restated Certificate of Incorporation, as amended, of the Company shall not be amended in any manner which would adversely affect the rights, privileges or powers of the Class B Preferred Stock without, in addition to any other vote of stockholders required by law, the affirmative vote of the holders of two-thirds or more of the outstanding shares of Class B Preferred Stock, voting together as a single class.

                                                             Page 72 of 76 Pages


     IN WITNESS WHEREOF, I have executed and subscribed this Certificate of Designations and do affirm the foregoing as true under the penalties of perjury this ____ day of _____, 1997.


                                                  By:
                                                  Name:     Kathy Bronstein
                                                  Title:    Vice Chairman and
                                                            Chief Executive
                                                            Officer


ATTEST:


By:       ____________________
Name:     ____________________
Title:    ____________________



                                       19